As filed with the Securities and Exchange Commission on December 30, 1998
                                                      Registration No. 333-34537

                                                              File No. 811-08343
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933
                                                                             [X]
                           Pre-Effective Amendment No.                       [ ]

                          Post-Effective Amendment No. 3                     [X]

                                     and/or

                             REGISTRATION STATEMENT
                                    Under the
                          INVESTMENT COMPANY ACT OF 1940                     [X]

                                  Amendment No. 4                            [X]

                        (Check appropriate box or boxes)

                                  -------------

                           Phoenix Investment Trust 97
               (Exact Name of Registrant as Specified in Charter)

                                  -------------

   101 Munson Street, Greenfield, Massachusetts                   01301
     (Address of Principal Executive Offices)                   (Zip Code)

                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                                 -------------

                              Thomas N. Steenburg
                     Vice President, Counsel and Secretary
                       Phoenix Investment Partners, Ltd.
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                    (name and address of Agent for Service)

                                -------------

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 31, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.

================================================================================

                          PHOENIX INVESTMENT TRUST 97

                   Cross Reference Sheet Pursuant to Rule 404

                                     PART A



Item Number Form N-1A, Part A                                     Prospectus Caption
---------------------------------------------------------------   -------------------------------------------------------

  1. Front and Back Cover Pages ...............................   Cover Page, Back Cover Page
  2. Risk/Return Summary: Investments, Risks, Performance......   Investment Risk and Return Summary
  3. Risk Return Summary: Fee Table ...........................   Fund Expenses
  4. Investment Objectives, Principal Investment Strategies,      Investment Risk and Return Summary; Investment
     and Related Risks ........................................   Strategies; Risks Related to Investment Strategies
  5. Management's Discussion of Fund Performance ..............   Performance Tables
  6. Management, Organization, and Capital Structure ..........   Management of the Fund
  7. Shareholder Information ..................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                  How to Buy Shares; How to Sell Shares; Things to
                                                                  Know When Selling Shares; Account Policies; Investor
                                                                  Services; Tax Status of Distributions
  8. Distribution Arrangements ................................   Sales Charges
  9. Financial Highlights Information .........................   Financial Highlights


                                                         PART B

 Item Number Form N-1A, Part B                                    Statement of Additional Information Caption
---------------------------------------------------------------   -------------------------------------------------------

 10. Cover Page and Table of Contents .........................   Cover Page, Table of Contents
 11. Fund History .............................................   The Fund
 12. Description of the Fund and Its Investment Risks .........   Investment Objectives and Policies; Investment
                                                                  Restrictions
 13. Management of the Fund ...................................   Management of the Trust
 14. Control Persons and Principal Holders of Securities ......   Management of the Trust
 15. Investment Advisory and Other Services ...................   Services of the Adviser; The Distributor; Distribution
                                                                  Plans; Other Information
 16. Brokerage Allocation and Other Practices .................   Portfolio Transactions and Brokerage
 17. Capital Stock and Other Securities .......................   Other Information
 18. Purchase, Redemption, and Pricing of Shares ..............   Net Asset Value; How to Buy Shares; Investor Account
                                                                  Services; Redemption of Shares; Tax Sheltered
                                                                  Retirement Plans
 19. Taxation of the Fund .....................................   Dividends, Distributions and Taxes
 20. Underwriters .............................................   The Distributor
 21. Calculation of Performance Data ..........................   Performance Information
 22. Financial Statements .....................................   Financial Statements

Phoenix Investment Partners

                                   Prospectus

                                                               December 31, 1998

Hollister(sm)
Phoenix-Hollister
Value Equity Fund

Phoenix-Hollister
Small Cap Value Fund

                                        Phoenix-Hollister Value Equity Fund and
                                        Phoenix-Hollister Small Cap Value Fund
                                        are mutual fund that mainly invests in
                                        common stocks of U.S. and foreign
                                        companies with the investment
                                        objective of capital appreciation.

                                        Neither the Securities and Exchange
                                        Commission nor any state securities
                                        commission has approved or
                                        disapproved of these securities or
                                        determined if this prospectus is
                                        truthful or complete. Any representation to the contrary is a criminal offense.

                                        This Prospectus contains important
                                        information about the Phoenix-Hollister
                                        Value Equity Fund and Phoenix-Hollister
                                        Small Cap Value Fund that you should
                                        know before investing. Please read it
                                        carefully and retain it for future
                                        reference.

Table of Contents
-----------------------------------------

  Phoenix-Hollister Small Cap Value Fund
   Investment Risk and Return Summary .............   page 1
   Fund Expenses ..................................   page 3
   Investment Strategies ..........................   page 4
   Risks Related to Investment Strategies .........   page 6
   Management of the Fund .........................   page 9
  Phoenix-Hollister Value Equity Fund
   Investment Risk and Return Summary .............  page 10
   Fund Expenses ..................................  page 12
   Investment Strategies ..........................  page 13
   Risks Related to Investment Strategies .........  page 15
  Management of the Funds .........................  page 19
  Pricing of Fund Shares ..........................  page 20
  Sales Charges ...................................  page 21
  Your Account ....................................  page 24
  How to Buy Shares ...............................  page 25
  How to Sell Shares ..............................  page 26
  Things You Should Know When Selling
  Shares ..........................................  page 26
  Account Policies ................................  page 28
  Investor Services ...............................  page 29
  Tax Status of Distributions .....................  page 29
  Financial Highlights ............................  page 30
  Additional Information ..........................  page 32

               Phoenix-Hollister Small Cap Value Fund
               Investment Risk and Return Summary

-----------------------------------------------------------------
               Investment Objective

               Phoenix-Hollister Small Cap Value Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve the objective.



               Principal Investment Strategies


               [arrow] The fund will invest primarily in common stocks and securities convertible into common stocks issued by companies with market capitalizations of between $100 million and $1 billion. Under normal circumstances the fund will invest at least 65% of its total assets in securities of issuers with market capitalizations of less than $1 billion.

               [arrow] The fund's adviser uses a quantitative value strategy that chooses stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. For the few hundred of the approximately 5,000 that survive this screening the adviser projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. The adviser develops target prices and value ranges, and purchases the top-rated stocks. With certain exceptions the adviser sells when a stock's target price is reached, when the issuer or its industry suffer negative changes or when there is a change in the investment criteria that prompted the initial purchase.


               [arrow] The fund may invest in convertible securities.
                       Convertible securities investments will be limited to those in one of the four highest rating categories of convertible securities. These are commonly called "investment grade".


               [arrow] The fund may obtain fixed interest loans from a bank in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets.

               [arrow] The fund may engage in "securities lending" to increase its investment returns.


               [arrow] The fund may invest up to 30% of its assets in securities of foreign (non-U.S.) issuers.


               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value and to provide current income. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions can also decrease or be eliminated entirely.



                                        Phoenix-Hollister Small Cap Value Fund 1

               This fund will invest primarily in securities issued by small companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               This fund may borrow money to purchase additional securities. If the additional securities increase in value the net asset value of the fund more quickly than would occur without borrowing. If these securities decrease in value or do not increase enough to cover interest and other borrowing costs the fund will suffer greater losses than it would if no borrowing took place.


               This fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due the fund can suffer losses.


               This fund may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


               Performance Tables

               Performance Tables are not included for the Phoenix-Hollister Small Cap Value Fund because the fund has not had annual returns for at least one calendar year.



2 Phoenix-Hollister Small Cap Value Fund

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    Class A     Class B        Class C
                                                                     Shares     Shares          Shares
                                                                   --------- ------------ -----------------
    Shareholder Fees (fees paid directly from your
    investment)
        Maximum Sales Charge (load) Imposed on Purchases (as a
        percentage of offering price)                              4.75%       None           None
        Maximum Deferred Sales Charge (load) (as a                  None       5%(b)
        percentage of the lesser of the value                                             1% during the
        redeemed or the amount invested)                                                   first year
        Maximum Sales Charge (load) Imposed on
        Reinvested Dividends                                        None       None           None
        Redemption Fee                                              None       None           None
        Exchange Fee                                                None       None           None
                                                                   ----------------------------------------

                                                                   Class A      Class B        Class C
                                                                    Shares      Shares          Shares
                                                                   --------- ------------ -----------------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
    Management Fees                                                0.90%         0.90%        0.90%
    Distribution and Service (12b-1) Fees (c)                      0.25%         1.00%        1.00%
    Other Expenses                                                 1.97%         1.97%        1.97%
                                                                   --------- ------------ -----------------
    Total Annual Fund Operating Expenses (a)                       3.12%         3.87%        3.87%
                                                                   ========= ============ =================


               ----------------

               (a) The fund's investment adviser has agreed to reimburse through
                   December 31, 1999 the Phoenix-Hollister Small Cap Value Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% for each Class of Shares.

                    Actual Total Annual Fund Operating Expenses
                        after expense reimbursement are:   1.40%   2.15%   2.15%



               (b) The maximum deferred sales charge is imposed on Class B
                   Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

               (c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        Phoenix-Hollister Small Cap Value Fund 3

Class         1 year     3 years     5 years     10 years
  Class A      $775      $1,392      $2,032       $3,742
  Class B       789       1,381       1,990        3,935
  Class C       489       1,181       1,990        4,096


You would pay the following expenses if you did not redeem your shares:


Class         1 year     3 years     5 years     10 years
  Class A     $775       $1,392      $2,032       $3,742
  Class B      389        1,181       1,990        3,935
  Class C      389        1,181       1,990        4,096



               Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.




               Investment Strategies
------------------------------------------------

               Investment Objective

               Phoenix Small Cap Value Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve the objective.



               Principal Investment Strategies


               The fund invests in a diversified portfolio of common stocks and securities convertible into common stocks of primarily domestic (U.S.) companies with market capitalizations of between $100 million and $1 billion. Generally the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The fund is designed to invest in common stocks that meet the adviser's quantitative standards that indicate above average financial soundness and intrinsic value relative to price. Under normal circumstances the fund will invest at least 65% of its total assets in securities of issuers with capitalizations less than $1 billion at the time of investment.


               The adviser applies a security selection process that chooses stocks that meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. The adviser considers approximately 5,000 companies, but only a few hundred meet one or more of the


4 Phoenix-Hollister Small Cap Value Fund
               adviser's criteria for selection. For those that do the adviser projects growth in earnings and dividends, earnings momentum and undervaluation based on a dividend discount model. From this analysis the adviser develops target prices and value ranges and selects the top-rated securities for purchase. While the adviser's strategy tends to concentrate it investment selections in larger issuers, the fund may invest in securities of issuers of any size. Generally the adviser sells a fund security when its target price is reached, when the company or its industry suffers negative changes, or when there is a significant change in the investment criteria that prompted the adviser to purchase the security. The adviser may choose to continue to hold a security that it believes suitable for the fund's objectives even if it no longer meets these criteria.


               The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as

               o Higher yields than common stocks but lower yields than
                 comparable nonconvertible securities

               o Typically less fluctuation in value than the "underlying"
                 common stock, that is, the common stock that the investor receives if he converts

               o The potential for capital appreciation if the market price of the underlying common stock increases


               The fund will only invest in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the fund purchases an investment grade security that loses its investment grade rating the fund is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.


               The fund may increase ownership of securities by borrowing from banks at fixed interest rates and investing the proceeds in stocks or other investments that are consistent with these investment techniques. Purchasing additional securities with borrowed funds can increase the net asset value of the fund more quickly. Total borrowing cannot exceed 33% of the fund's net assets, which means that after any borrowing the value of the fund's assets (including the amount borrowed) must be at least three times the total amount borrowed for investment purposes. If the value of the fund's assets decreases so that the ratio becomes less than three to one, the fund must reduce its outstanding loan within three business days to bring the ratio back to three to one.

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion the borrower returns


                                        Phoenix-Hollister Small Cap Value Fund 5
               the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.


               The fund may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers.

               Temporary defensive strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in U.S. government securities and in money market instruments. When this happens the fund may not achieve its investment objective.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.




               Risks Related to Investment Strategies
-----------------------------------------------------------------

               General

               The fund's primary focus is long-term capital appreciation. The adviser intends to invest fund assets so that your shares increase in value and so that your shares earn current income through dividends, interest or other current distributions. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the fund encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

               Small Market Capitalization Investing

               The fund will concentrate its investments in smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and


6 Phoenix-Hollister Small Cap Value Fund
               rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be illiquid (difficult to sell).


               Leverage

               If the fund borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the fund's net investment income. The adviser may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the fund. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs the fund will suffer greater losses than would take place if no borrowing took place. In addition, because the fund must maintain a three to one ratio of net assets to debt, in a declining market it may have to sell securities under poor market conditions to maintain the required ratio.

               Securities Lending

               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.

               Foreign Investing


               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

               o differences in accounting, auditing and financial reporting standards,

               o generally higher commission rates on foreign portfolio
                 transactions,

               o differences and inefficiencies in transaction settlement systems,

               o the possibility of expropriation or confiscatory taxation,

               o adverse changes in investment or exchange control regulations,

               o political instability, and

               o potential restrictions on the flow of international capital.


               Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.


                                        Phoenix-Hollister Small Cap Value Fund 7

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.


               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

               o known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

               o competitive implications of increased price transparency of
                 European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

               o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

               o currency exchange rate risk and derivatives exposure
                 (including the disappearance of price sources, such as certain interest rate indices); and

               o potential tax consequences.


               The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.


8 Phoenix-Hollister Small Cap Value Fund

               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.




               Management of The Fund
------------------------------------------

               Please refer to "Management of the Funds" on page 19 for a description of the adviser, management fees and the portfolio manager.


                                        Phoenix-Hollister Small Cap Value Fund 9

               Phoenix-Hollister Value Equity Fund
               Investment Risk and Return Summary

-----------------------------------------------------------------

               Investment Objectives

               Phoenix-Hollister Value Equity Fund has a primary investment objective to seek long-term capital appreciation. The fund has a secondary investment objective to seek current income. There is no guarantee that the fund will achieve either objective.



               Principal Investment Strategies

               [arrow] The fund will invest primarily in common stocks. Under normal circumstances the fund will invest at least 65% of its total assets in common stocks.

               [arrow] The fund's adviser uses a quantitative value strategy that choose stocks that meet certain criteria relating to price, dividend yield and the going concern value and debt levels of the issuers. For the few hundred of the approximately 2,500 that survive this screening the adviser projects growth in earnings and dividends, earnings momentum and relative undervaluation based on a dividend discount model. The adviser develops target prices and value ranges, and purchases the top-rated stocks. With certain exceptions the adviser sells when a stock's target price is reached, when the issuer or its industry suffer negative changes or when there is a change in the investment criteria that prompted the initial purchase.


               [arrow] The fund may invest in convertible securities.
                       Convertible securities investments will be limited to those in one of the four highest rating categories of convertible securities. These are commonly called "investment grade".


               [arrow] The fund may obtain fixed interest loans from a bank in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets.


               [arrow] The fund may engage in "securities lending" to increase its investment returns.


               [arrow] The fund may invest up to 30% of its assets in securities of foreign (non-U.S.) issuers.

               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value and to provide current income. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. Dividend, interest and other distributions can also decrease or be eliminated entirely.



10 Phoenix-Hollister Value Equity Fund

               This fund may also invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               This fund may borrow money to purchase additional securities. If the additional securities increase in value the net asset value of the fund more quickly than would occur without borrowing. If these securities decrease in value of do not increase enough to cover interest and other borrowing costs the fund will suffer greater losses than it would if no borrowing took place.

               This fund may invest in financial futures contracts and options. The adviser will make these investments primarily to try to minimize the risk of other investments it makes for the fund. These investments may not protect the fund from losses, they may decrease overall return, and they could, in unusual circumstances, expose the fund to losses that could be unlimited.

               This fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due the fund can suffer losses.


               This fund may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.

               Performance Tables

               Performance tables are not included for the Phoenix-Hollister Value Equity Fund because the fund has not had annual returns for at least one calendar year.



                                          Phoenix-Hollister Value Equity Fund 11

               Fund Expenses
-------------------------------

               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                    Class A     Class B        Class C
                                                                     Shares     Shares          Shares
                                                                   --------- ------------ -----------------
    Shareholder Fees (fees paid directly from your
    investment)
       Maximum Sales Charge (load) Imposed on Purchases (as a
       percentage of offering price)                               4.75%       None           None
       Maximum Deferred Sales Charge (load) (as a percentage        None       5%(b)       1% during the
       of the lesser of the value redeemed or the amount invested)                          first year
       Maximum Sales Charge (load) Imposed on Reinvested Dividends  None       None           None
       Redemption Fee                                               None       None           None
       Exchange Fee                                                 None       None           None
                                                                   ----------------------------------------
                                                                   Class A      Class B        Class C
                                                                    Shares      Shares          Shares
                                                                   --------- ------------ -----------------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
       Management Fees                                             0.75%       0.75%           0.75%
       Distribution and Service (12b-1) Fees (b)                   0.25%       1.00%           1.00%
       Other Expenses (b)                                          1.96%       1.96%           1.96%
                                                                   --------- ------------ -----------------
    Total Annual Fund Operating Expenses (a)                       2.96%       3.71%           3.71%
                                                                   ========= ============ =================


              ----------------

              (a) The fund's investment adviser has agreed to reimburse through
                  December 31, 1999 the Phoenix-Hollister Value Equity Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% for each Class of Shares.

                    Actual Total Annual Fund Operating Expenses
                        after expense reimbursement are:   1.25%   2.00%   2.00%

              (b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

              (c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



12 Phoenix-Hollister Value Equity Fund

Class         1 year     3 years     5 years     10 years
  Class A     $760       $1,347      $1,958       $3,599
  Class B      773        1,335       1,916        3,795
  Class C      473        1,135       1,916        3,958



               You would pay the following expenses if you did not redeem your shares:






Class         1 year     3 years     5 years     10 years
  Class A     $760       $1,347      $1,958       $3,599
  Class B      373        1,135       1,916        3,795
  Class C      373        1,135       1,916        3,958



               Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.




               Investment Strategies
------------------------------------------------

               Investment Objectives

               The fund has a primary investment objective to seek long-term capital appreciation. The fund has a secondary investment objective to seek current income. There is no guarantee that the fund will achieve either objective.


               Principal Investment Strategies

               The fund invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Generally the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets. The fund is designed to invest in common stocks that meet the adviser's quantitative standards that indicate above average financial soundness and intrinsic value relative to price. Under normal circumstances the fund will invest at least 65% of its total assets in common stocks.

               The adviser applies a security selection process that chooses stocks that meet certain investment criteria relating to price, dividend yield, going concern value and debt levels. The adviser considers approximately 2,500 companies, but only a few hundred meet one or more of the adviser's criteria for selection. For those that do the adviser projects growth in earnings and


                                          Phoenix-Hollister Value Equity Fund 13
               dividends, earnings momentum and undervaluation based on a dividend discount model. From this analysis the adviser develops target prices and value ranges and selects the top-rated securities for purchase. While the adviser's strategy tends to concentrate its investment selections in larger issuers, the fund may invest in securities of issuers of any size. Generally the adviser sells a fund security when its target price is reached, when the company or its industry suffers negative changes, or when there is a significant change in the investment criteria that prompted the adviser to purchase the security. The adviser may choose to continue to hold a security that it believes suitable for the fund's objectives even if it no longer meets these criteria.


               The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investments characteristics, such as

               o Higher yields than common stocks but lower yields than
                 comparable nonconvertible securities

               o Typically less fluctuation in value than the "underlying"
                 common stock, that is, the common stock that the investor receives if he converts

               o The potential for capital appreciation if the market price of the underlying common stock increases


               The fund will only invest in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the fund purchases an investment grade security that loses its investment grade rating the fund is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.


               The fund may increase ownership of securities by borrowing from banks at fixed interest rates and investing the proceeds in stocks or other investments that are consistent with these investment techniques. Purchasing additional securities with borrowed funds can increase the net asset value of the fund more quickly. Total borrowing cannot exceed 33% of the fund's net assets, which means that after any borrowing the value of the fund's assets (including the amount borrowed) must be at least three times the total amount borrowed for investment purposes. If the value of the fund's assets decreases so that the ratio becomes less than three to one, the fund must reduce its outstanding loan within three business days to bring the ratio back to three to one.

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.


14 Phoenix-Hollister Value Equity Fund

               The fund may invest up to 30% of its total assets in securities of foreign (non-U.S.) issuers.

               Temporary defensive strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in U.S. government securities and in money market instruments. When this happens the fund may not achieve its investment objective.

               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


               Risks Related to Investment Strategies
-----------------------------------------------------------------

               General

               The fund's primary focus is long-term capital appreciation. Its secondary objective is current income. The adviser intends to invest fund assets so that your shares increase in value and so that your shares earn current income through dividends, interest or other current distributions. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the fund encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

               Small Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can


                                          Phoenix-Hollister Value Equity Fund 15
               be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


               Leverage

               If the fund borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the fund's net investment income. The adviser may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the fund. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs the fund will suffer greater losses than would take place if no borrowing took place. In addition, because the fund must maintain a three to one ratio of net assets to debt, in a declining market it may have to sell securities under poor market conditions to maintain the required ratio.

               Securities Lending

               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.

               Foreign Investing


               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

               o differences in accounting, auditing and financial reporting standards,

               o generally higher commission rates on foreign portfolio
                 transactions,

               o differences and inefficiencies in transaction settlement systems,

               o the possibility of expropriation or confiscatory taxation,

               o adverse changes in investment or exchange control regulations,

               o political instability, and

               o potential restrictions on the flow of international capital.


               Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.


16 Phoenix-Hollister Value Equity Fund

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.


               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

               o known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

               o competitive implications of increased price transparency of
                 European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

               o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

               o currency exchange rate risk and derivatives exposure
                 (including the disappearance of price sources, such as certain interest rate indices); and

               o potential tax consequences.

               The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.



                                          Phoenix-Hollister Value Equity Fund 17

               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


18 Phoenix-Hollister Value Equity Fund

               Management of The Funds
-----------------------------------------------------

               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three additional mutual funds and as adviser to institutional clients. As of September 30, 1998, Phoenix had $21.3 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing each fund's investment program and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.






                                             1st billion     $1+ billion through $2 billion     $2+ billion
  Phoenix-Hollister Small Cap Value Fund          0.90%                     0.85%                    0.80%
  Phoenix-Hollister Value Equity Fund             0.75%                     0.70%                    0.65%



               Phoenix has voluntarily agreed to assume total fund operating expenses of each fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values for each fund:






                                             Class A     Class B     Class C
                                             Shares      Shares      Shares
  Phoenix-Hollister Small Cap Value Fund        1.40%       2.15%        2.15%
  Phoenix-Hollister Value Equity Fund           1.25        2.00         2.00



               During the fund's last fiscal year, the funds paid total management fees of $269,984. The ratio of management fees to average net assets for the fiscal year ended August 31, 1998, for Phoenix-Hollister Small Cap Value Fund was 0.90% and for Phoenix-Hollister Value Equity Fund was 0.75%. The total advisory fees as listed in the table above are greater than that for most mutual funds; however, the Trustees have determined that they are comparable to fees charged by other mutual funds whose investment objectives are similar to those of the funds.


               Portfolio Management


               Mr. Christian C. Bertelsen serves as Portfolio Manager of both the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, and as such is primarily responsible for the day to day management of the funds' investments. Mr. Bertelsen joined Phoenix Investment Counsel, Inc. in July 1997. Previously, from 1996 to July 1997, Mr. Bertelsen was


                                                  Phoenix Investment Trust 97 19
               employed by Dreman Value Advisors where he served as chief investment officer and portfolio manager of the Kemper-Dreman Contrarian and Small Cap Value Funds. From 1993 to 1996, Mr. Bertelsen was a Senior Vice President of Eagle Asset Management where he managed private and institutional assets, as well as the Heritage Value Equity Fund.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not timely completed.


               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



               Pricing of Fund Shares
-------------------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


               o adding the values of all securities and other assets of the fund,


               o subtracting liabilities, and

               o dividing by the total number of outstanding shares of the fund.


               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such


20 Phoenix Investment Trust 97
               securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.


               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).

               At what price are shares purchased?

               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



               Sales Charges
----------------------------------------

               What are the classes and how do they differ?

               The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales chrge permitted by the National Association of Securities Dealers, Inc. ("NASD").



                                                  Phoenix Investment Trust 97 21

               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


22 Phoenix Investment Trust 97

              Sales Charge you may pay to purchase Class A Shares

                                          Sales Charge as
                                          a percentage of
                                    ---------------------------
  Amount of                                          Net
  Transaction                       Offering       Amount
  at Offering Price                   Price        Invested
---------------------------------    ------        ------
  Under $50,000                      4.75%          4.99%
  $50,000 but under $100,000         4.50           4.71
  $100,000 but under $250,000        3.50           3.63
  $250,000 but under $500,000        3.00           3.09
  $500,000 but under $1,000,000      2.00           2.04
  $1,000,000 or more                  None           None

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


               Deferred Sales charge you may pay to sell Class B Shares

                Year   1     2     3    4     5      6+
               ----------------------------------------------------------------

               CDSC    5%    4%    3%   2%    2%     0%


               Deferred Sales charge you may pay to sell Class C Shares

               Year    1     2+
               ----------------------------------------------------------------
               CDSC    1%    0%



                                                  Phoenix Investment Trust 97 23

               Your Account
---------------------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


               Step 1.

               Your first choice will be the initial amount you intend to invest.


               Minimum initial investments:


               [arrow] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

               [arrow] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

               [arrow] $500 for all other accounts.

               Minimum additional investments:

               [arrow] $25 for any account.


               [arrow] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


               Step 2.

               Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.



24 Phoenix Investment Trust 97

               Step 3.

               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:


               [arrow] Receive both dividends and capital gain distributions in additional shares


               [arrow] Receive dividends in cash and capital gain distributions in additional shares

               [arrow] Receive both dividends and capital gain distributions in cash

               No interest will be paid on uncashed distribution checks.



               How To Buy Shares
----------------------------------------------


                                  To Open An Account
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.

  Through the mail                Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box
                                  8301, Boston, MA 02266-8301.

  By Federal Funds wire           Call us at 1-800-243-1574 (press 1, then 0).

  By Investo-Matic                Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to:
                                  State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.

  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).



                                                  Phoenix Investment Trust 97 25

               How to Sell Shares
-----------------------------------

               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.





                                  To Sell Shares
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.

  Through the mail                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301,
                                  Boston, MA 02266-8301. Be sure to include the registered
                                  owner's name, fund and account number, number of shares
                                  or dollar value you wish to sell.

  By telephone                    For sales up to $50,000, requests can be made by calling
                                  1-800-243-1574.

  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).


               Things You Should Know When Selling Shares
------------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.



26 Phoenix Investment Trust 97

               Redemptions by Mail



               [arrow] Send a clear letter of instructions if all of these apply:


                       o Your shares are registered individually, jointly, or as
                         custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

                       o The proceeds do not exceed $50,000.

                       o The proceeds are payable to the registered owner at the
                         address on record.

               [arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:


                       o You are selling more than $50,000 worth of shares.

                       o The name or address on the account has changed within
                         the last 60 days.

                       o You want the proceeds to go to a different name or
                         address than on the account.

               If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

               Selling Shares by Telephone

               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


                                                  Phoenix Investment Trust 97 27

               Account Policies
-------------------------------------------

               Account Reinstatement Privilege

               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at 1-800-243-1574 for more information.


               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


               Redemption of Small Accounts

               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


               Exchange Privileges

               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.



                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

                  o Exchanges may be made by phone (1-800-243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


28 Phoenix Investment Trust 97

               Retirement Plans


               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.





               Investor Services
---------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.


               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

               Tax Status of Distributions
-------------------------------------------

               The fund plans to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



                                                  Phoenix Investment Trust 97 29

               Financial Highlights
------------------------------------

               These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


               Phoenix-Hollister Small Cap Value Fund



                                                       Class A                  Class B                  Class C
                                               ----------------------   ----------------------   ----------------------
                                                   From Inception           From Inception           From Inception
                                                     11/20/97 to              11/20/97 to              11/20/97 to
                                                       8/31/98                  8/31/98                  8/31/98
                                               ----------------------   ----------------------   ----------------------
  Net asset value, beginning of period             $    10.00               $    10.00               $    10.00
  Income from investment operations
   Net investment income (loss)                         (0.01)(4)(5)             (0.08)(4)(5)             (0.08)(4)(5)
   Net realized and unrealized gain (loss)              (1.85)                   (1.82)                   (1.82)
                                                   ----------               ----------               ----------
    Total from investment operations                    (1.86)                   (1.90)                   (1.90)
                                                   ----------               ----------               ----------
  Less distributions
   Dividends from net investment income                    --                       --                       --
   In excess of net investment income                   (0.03)                   (0.03)                   (0.03)
                                                   ----------               ----------               ----------
    Total distributions                                 (0.03)                   (0.03)                   (0.03)
                                                   ----------               ----------               ----------
  Change in net asset value                             (1.89)                   (1.93)                   (1.93)
                                                   ----------               ----------               ----------
  Net asset value, end of period                   $     8.11               $     8.07               $     8.07
                                                   ==========               ==========               ==========
  Total return(1)                                      (18.64)%(3)              (19.07)%(3)              (19.09)%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)            $   14,519               $    5,922               $    2,770
  Ratio to average net assets of:
   Operating expenses                                    1.40%(2)                 2.15%(2)                 2.15%(2)
   Net investment income (loss)                         (0.14)%(2)               (1.01)%(2)               (0.98)%(2)
  Portfolio turnover                                      105%(3)                  105%(3)                  105%(3)


              ----------------
              (1) Maximum sales charges are not reflected in the total return calculation.

              (2) Annualized.

              (3) Not annualized.

              (4) Computed using average shares outstanding.

              (5) Includes reimbursement of operating expenses by investment adviser of $0.14, $0.14 and $0.14, respectively.

30 Phoenix Investment Trust 97

-------------------------------------------------------

               Phoenix-Hollister Value Equity Fund


                                                       Class A                  Class B                  Class C
                                               ----------------------   ----------------------   ----------------------
                                                   From Inception           From Inception           From Inception
                                                     11/5/97 to               11/5/97 to               11/5/97 to
                                                       8/31/98                  8/31/98                  8/31/98
                                               ----------------------   ----------------------   ----------------------
  Net asset value, beginning of period             $    10.00               $    10.00               $    10.00
  Income from investment operations
   Net investment income (loss)                          0.03 (4)(5)             (0.04)(4)(5)             (0.04)(4)(5)
   Net realized and unrealized gain (loss)              (1.07)                   (1.05)                   (1.05)
                                                   -------------            ----------               ----------
    Total from investment operations                    (1.04)                   (1.09)                   (1.09)
                                                   -------------            ----------               ----------
  Less distributions
   Dividends from net investment income                 (0.01)                   (0.01)                   (0.01)
   In excess of net investment income                   (0.01)                   (0.01)                   (0.01)
                                                   -------------            ----------               ----------
    Total distributions                                 (0.02)                   (0.02)                   (0.02)
                                                   -------------            ----------               ----------
  Change in net asset value                             (1.06)                   (1.11)                   (1.11)
                                                   -------------            ----------               ----------
  Net asset value, end of period                   $     8.94               $     8.89               $     8.89
                                                   =============            ==========               ==========
  Total return(1)                                      (10.28)%(3)              (10.92)%(3)              (10.86)%(3)
  Ratios/supplemental data:
  Net assets, end of period (thousands)            $   19,766               $    5,291               $    2,005
  Ratio to average net assets of:
   Operating expenses                                    1.25%(2)                 2.00%(2)                 2.00%(2)
   Net investment income (loss)                          0.31%(2)                (0.45)%(2)               (0.45)%(2)
  Portfolio turnover                                       59%(3)                   59%(3)                   59%(3)

              ----------------
              (1) Maximum sales charges are not reflected in the total return calculation.

              (2) Annualized.

              (3) Not annualized.

              (4) Computed using average shares outstanding.


              (5) Includes reimbursement of operating expenses by investment adviser of $0.15, $0.15 and $0.15, respectively.


                                                  Phoenix Investment Trust 97 31

               Additional Information
-------------------------------------------------

     Statement of Additional Information

     The fund has filed a Statement of Additional Information about the fund, dated December 31, 1998 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


       [arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright
               Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       [arrow] by calling (800) 243-4361.

     You may also obtain information about the fund from the Securities and Exchange Commission:

       [arrow] through its internet site (http://www.sec.gov),

       [arrow] by visiting its Public Reference Room in Washington, DC or

       [arrow] by writing to its Public Reference Section, Washington, DC
               20549-6009 (a fee may be charged).

        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

     Shareholder Reports

     The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from September 1 through August 31. You may request a free copy of the fund's Annual and Semiannual Reports:

       [arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright
               Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       [arrow] by calling (800) 243-4361.

                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926

     SEC File Nos. 333-34537 & 811-08343

                      [recycle logo] Printed on recycled paper using soybean ink


32 Phoenix Investment Trust 97

Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200

[Phoenix Logo]


PXP 2053 (12/98)

                     PHOENIX-HOLLISTER SMALL CAP VALUE FUND
                      PHOENIX-HOLLISTER VALUE EQUITY FUND


                               101 Munson Street
                              Greenfield, MA 01301

                      Statement of Additional Information

                               December 31, 1998

     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, dated December 31, 1998 (the "Prospectus"), and should be read in conjunction with it. The prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                               TABLE OF CONTENTS


                                                PAGE
                                                -----
THE TRUST .....................................   1
INVESTMENT OBJECTIVES AND POLICIES ............   1
INVESTMENT RESTRICTIONS .......................   1
PERFORMANCE INFORMATION .......................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   8
THE INVESTMENT ADVISER ........................  10
NET ASSET VALUE ...............................  10
HOW TO BUY SHARES .............................  11
ALTERNATIVE PURCHASE ARRANGEMENTS .............  11
INVESTOR ACCOUNT SERVICES .....................  14
HOW TO REDEEM SHARES ..........................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  15
TAX SHELTERED RETIREMENT PLANS ................  16
THE DISTRIBUTOR ...............................  16
DISTRIBUTION PLANS ............................  18
MANAGEMENT OF THE TRUST .......................  19
OTHER INFORMATION .............................  25


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926



PXP 2053B (12/98)

                                   THE TRUST


     Phoenix Investment Trust 97 (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust. The Trust presently comprises two series: the Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund, each a "Fund" and collectively the "Funds."


                       INVESTMENT OBJECTIVES AND POLICIES

 The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed without the approval of each Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.

                            INVESTMENT RESTRICTIONS

Fundamental Policies
     The following investment restrictions constitute fundamental policies of each Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of such Fund's shareholders. Each Fund may not:

     (1) issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions;

     (2) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, the deposit or payment of an initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

     (3) borrow money in excess of 25% of the value of its total assets (including any borrowings). Any such borrowings shall be from banks subject to an agreement by the lender that any recourse is limited to the value of the assets of the Fund with respect to which the borrowing has been made. Deposits in escrow in connection with the writing of covered call options or in connection with the purchase or sale of financial futures contracts and related options shall not be deemed to be a pledge or other encumbrance;

     (4) engage in the business of underwriting the securities of others;

     (5) concentrate its investments in the securities of issuers all of which conduct their principal business activities in the same industry provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (6) make any investment in real estate, real estate mortgage loans and/or commodities, except that the Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, or issued by companies which deal in real estate including real estate investment and mortgage investment trusts, and (b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options do not exceed 5% of the value of the Fund's net assets;

     (7) make loans, except that the Fund may (a) invest up to 15% of its total assets in repurchase agreements of a type regarded as "liquid" which are fully collateralized as to principal and interest and which are entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy and (b) loan its portfolio securities in amounts up to one-third of the value of its total assets; and

     (8) purchase securities which are not deemed liquid pursuant to procedures adopted by the Board of Trustees if as a result of such purchase more than 15% of the Fund's net assets would be invested in the aggregate in such securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Fund's assets will not be considered violate of the restriction with the exception of the Fund's policy on borrowing.

Investment Techniques

     The Funds may utilize the following practices or techniques in pursuing its investment objectives.

     U.S. Government Securities. Each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

     Repurchase Agreements. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

     A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

     Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

     Securities and Index Options. Each Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

     Writing and Purchasing Options. Call options written by the Funds normally will have expiration dates between three and nine months from the date written. During the option period the Funds may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Funds to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as a Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once a Fund has received an exercise notice.

     The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. Each Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

     Limitations on Options. Each Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. Each Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Funds write a call on an index which is "in-the-money" at the time the call is written, the Funds will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to the Fund's obligation to pledge additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     Each Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

     Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options. In connection with each Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Funds' ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.


     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether each Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Funds of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options on indices only subject to the limitations described above.

     Price movements in securities in the Funds' portfolios will not correlate perfectly with movements in the level of the index and, therefore, the Funds bear the risk that the price of the securities held by a Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     Financial Futures Contracts and Related Options. Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.


     The Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Funds will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


     Limitations on Futures Contracts and Related Options. Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.


     The extent to which the Funds may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

     Risks Relating to Futures Contracts. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such contracts or options. Each Fund will enter into a futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the case of a futures position, in the event of adverse price movements each Fund would continue to be required to make daily margin payments. In this situation, if each Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, each Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     The successful use of futures contracts also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Leverage. Each Fund may borrow for temporary, extraordinary or emergency purposes. Each Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed. The effect of this provision is to permit the Fund to borrow up to 25% of the total assets (including any borrowings) of the Fund. If, due to market fluctuations or other reasons, the value of the Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

     Foreign Securities. Each Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 30% of the total assets of each Fund. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

     The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

     Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

     Lending Portfolio Securities. In order to increase its return on investments, each Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed one-third of the value of the Fund's total assets. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These contracts will only be used to facilitate settlements.

     Each Fund does not intend to enter into such forward contracts if it would have more than 5% of the value of its net assets committed to the initial margin and option premiums on such contracts on a regular or continuous basis. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Funds' custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term longer than one year.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of a Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of a Fund's net assets. To the extent required by law, the Funds will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.


     Derivative Investments. In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

     Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

     Investment Companies. Each Fund may invest up to 10% of its assets in mutual funds. The Funds may invest in mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that this fund charges. You will in effect incur a second set of fees on these fund investments.

     Standard & Poor's Depositary Receipts. Each Fund may invest up to 5% of its assets in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDR"s). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the Standard & Poor's 500 Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.

                            PERFORMANCE INFORMATION

     The Funds may, from time to time, include total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Fund and as total return of any Class or Fund.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 1000 Value Index, Russell 2000 Value Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.


     Phoenix-Hollister Small Cap Value Fund's annual total return since inception November 20, 1997 through August 31, 1998 for Class A Shares was (22.51)%, for Class B Shares was (23.10)% and for Class C Shares was (19.90)%. Phoenix-Hollister Value Equity Fund's annual total return since inception November 5, 1997 through August 31, 1998 for Class A Shares was (14.56)%, for Class B Shares was (15.37)% and for Class C Shares was (11.75)%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75%, and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services.

If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.


     The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     During the fiscal year ended August 31, 1998, brokerage commissions paid by the Funds totaled $106,252. Brokerage commissions of $23,173 were paid on portfolio transactions aggregating $13,353,899 and executed by brokers who provided research and other statistical and factual information.

                             THE INVESTMENT ADVISER

     The offices of Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"), which acts as Distributor and Financial Agent for the Trust. All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. (previously known as Phoenix Duff & Phelps Corporation). A majority of the outstanding shares of Phoenix Investment Partners, Ltd. are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life").


     Phoenix Investment Partners, Ltd., is the 10th Largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engermann & Associates, Inc. (Engermann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


     Philip R. McLoughlin, a director and officer of the Trust, is also a director of the Adviser. Michael E. Haylon, an officer of the Fund, is also a director and officer of the Adviser. Christian C. Bertelsen, G. Jeffrey Bohne, William E. Keen, III and William R. Moyer, officers of the Fund, are officers of the Adviser.

     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives management fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Funds' registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Funds), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.


     As full compensation for the services and facilities furnished to the Funds, the Adviser is entitled to a fee, payable monthly, as described in the prospectus. Total management fees for the fiscal year ended August 31, 1998 amounted to $269,984. There is no assurance that the Funds will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on each Fund will be in proportion to the averages of the aggregate daily net asset values for each class of shares for the period for which the fee had been paid.


     The advisory agreement continues in force from year to year for each Fund, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice.

                                NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds.

The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

     Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Trust account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution services fee of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

Class A Shares -- Reduced Sales Charges

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life Mutual Insurance Company or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than Affiliated Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Affiliated Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Affiliated Phoenix Fund trustee or director; provided that sales made to persons listed in
(1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of an initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until completion of the investment, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of the purchases qualifies for a reduced sales charge.

     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares -- Waiver of Sales Charges

     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70 1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B or Class C Shares of the Fund and Class B or Class C Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into a Affiliated Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

Automatic Conversion of Class B Shares

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution and services fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution related expenses from the burden of such distribution related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of higher distribution and services fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution and services fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution and services fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

                           INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more.

By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund are offered in connection with the following retirement plans or programs: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans, and 403(b) Retirement Programs. Write or call Equity Planning (800) 243-4361 for further information about the plans.

                                THE DISTRIBUTOR

     Pursuant to an Underwriting Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd., serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.


     For the fiscal year ended August 31, 1998, purchasers of shares of the Funds paid aggregate sales charges of $282,725, of which the Distributor received net commissions of $39,280 for its services, the balance being paid to dealers.


     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
----------------------------------   -------------------   --------------------   -----------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

Administrative Services

     Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.

  First $200 million                        .085%
  $200 million to $400 million              .05%
  $400 million to $600 million              .03%
  $600 million to $800 million              .02%
  $800 million to $1 billion                .015%
  Greater than $1 billion                   .0125%

     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges.

Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended August 31, 1998, Equity Planning received $119,428.


                               DISTRIBUTION PLANS

     The Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each series of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

     Pursuant to the Plans, the Funds will pay the Distributor 0.25% of the average daily net assets of the Funds for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Plans, the Funds may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     For the fiscal year ended August 31, 1998 the Funds paid Rule 12b-1 Fees in the amount of $156,191 of which the Distributor received $100,907, W.S. Griffith & Co., an affiliate, received $4,567 and unaffiliated broker-dealers received $50,717. The Rule 12b-1 payments were used for (1) compensation to dealers $550,146, (2) compensation to sales personnel $676,175, (3) advertising $343,161, (4) service costs $82,134, (5) printing and mailing of prospectuses to other than current shareholders $26,148 and (6) other $139,027. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At August 31, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $669,365 (equal to 1.33% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

     On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                            MANAGEMENT OF THE TRUST

     The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.




                              Positions Held                          Principal Occupations
Name, Address and Age         With the Trust                         During the Past 5 Years
--------------------------   ----------------   ----------------------------------------------------------------
Robert Chesek (64)           Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Vice President, Common Stock, Phoenix Home Life
                                                Mutual Insurance Company (1980-1994). Director/Trustee,
                                                the National Affiliated Investment Companies (until 1993).

E. Virgil Conway (69)        Trustee            Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company
Bronxville, NY 10708                            of New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation
                                                (1975-present), The Harlem Youth Development Foundation
                                                (1987-present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                present), Realty Foundation of New York (1972-present), New
                                                York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory Director)
                                                (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present).
                                                Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                present). Chairman, Audit Committee of the City of New York
                                                (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                Mortgage Securities Fund (1989-1996). Chairman, Financial
                                                Accounting Standards Advisory Council (1992-1995).
                                                Director/Trustee, the National Affiliated Investment Companies
                                                (until 1993).

Harry Dalzell-Payne (69)     Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee,
                                                the National Affiliated Investment Companies (1983-1993).
                                                Formerly a Major General of the British Army.

                                Positions Held                          Principal Occupations
Name, Address and Age          With the Trust                          During the Past 5 Years
----------------------------   ----------------   -----------------------------------------------------------------
*Francis E. Jeffries (68)      Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                               Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                         Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                  Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                  Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                  Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                  Director, The Empire District Electric Company (1984-
                                                  present). Director (1989-1997), Chairman of the Board (1993-
                                                  1997), President (1989-1993), and Chief Executive Officer
                                                  (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (59)          Trustee            Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                 (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                      present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                                Evergreen International Fund, Inc. (1989-present). Trustee,
                                                  Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                  Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                  and Master Reserves Trust. President, Morehouse College
                                                  (1987-1994). Chairman and Chief Executive Officer, Keith
                                                  Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993).

*Philip R. McLoughlin (52)     Trustee and        Chairman (1997-present), Director (1995-present), Vice
                               President          Chairman (1995-1997) and Chief Executive Officer (1995-
                                                  present), Phoenix Investment Partners, Ltd. Director (1994-
                                                  present) and Executive Vice President, Investments (1988-
                                                  present), Phoenix Home Life Mutual Insurance Company.
                                                  Director/Trustee and President, Phoenix Funds (1989-present).
                                                  Trustee and President, Phoenix-Aberdeen Series Fund and
                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                  (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                  Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                  (1995-present), Phoenix Investment Counsel, Inc. Director
                                                  (1984-present) and President (1990-present), Phoenix Equity
                                                  Planning Corporation. Director (1993-present), Chairman (1993-
                                                  present) and Chief Executive Officer (1993-1995), National
                                                  Securities & Research Corporation. Director, Phoenix Realty
                                                  Group, Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                  present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                  Realty Securities, Inc. (1994-present), PXRE Corporation
                                                  (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                  Director and Executive Vice President, Phoenix Life and Annuity
                                                  Company (1996-present). Director and Executive Vice President,
                                                  PHL Variable Insurance Company (1995-present). Director,
                                                  Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                  Director (1992-present) and President (1992-1994), W.S. Griffith
                                                  & Co., Inc. Director, PHL Associates, Inc. (1995-present).
                                                  Director/Trustee, the National Affiliated Investment Companies
                                                  (until 1993).

                              Positions Held                         Principal Occupations
Name, Address and Age        With the Trust                         During the Past 5 Years
--------------------------   ----------------   ---------------------------------------------------------------
Everett L. Morris (70)       Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Director, Duff &
                                                Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                (1993-present).

*James M. Oates (52)         Trustee            Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                               Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                        Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                 Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                       Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                Govett Funds (1991-present), Blue Cross and Blue Shield of
                                                New Hampshire (1994-present), Investors Financial Service
                                                Corporation (1995-present), Investors Bank & Trust
                                                Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                present) Stifel Financial (1996-present) and Command
                                                Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                Housing Partnership (1998-present). Member, Chief
                                                Executives Organization (1996-present). Director (1984-1994),
                                                President (1984-1994) and Chief Executive Officer (1986-
                                                1994), Neworld Bank. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

*Calvin J. Pedersen (56)     Trustee            Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps                           Executive Vice President (1992-1993), Phoenix Investment
Corporation                                     Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                      Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                               and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)       Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                 Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                    Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                              Edison Company (1978-present), Landauer, Inc. (medical
                                                services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                (diversified manufacturer) (1985-present). Member, Directors
                                                Advisory Council, Phoenix Home Life Mutual Insurance
                                                Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual
                                                Insurance Company (1972-1998), Director/Trustee, the
                                                National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)                        Managing Director, Mullin Associates (1993-present).
102 Valley Road                                 Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Director/Trustee, the National Affiliated Investment Companies (1984-1993).

                                 Positions Held                           Principal Occupations
Name, Address and Age           With the Trust                           During the Past 5 Years
-----------------------------   ----------------   ------------------------------------------------------------------
Lowell P. Weicker, Jr. (67)                        Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                   (1995-present), Burroughs Wellcome Fund (1996-present),
                                                   HPSC Inc. (1995-present), Duty Free International, Inc.
                                                   (1997-1998) and Compuware (1996-present). Visiting
                                                   Professor, University of Virginia (1997-present). Chairman,
                                                   Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                   of Connecticut (1991-1995).

Michael E. Haylon (40)          Executive          Director and Executive Vice President--Investments, Phoenix
                                Vice               Investment Partners, Ltd. (1995-present). Executive Vice
                                President          President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                   Series Fund (1996-present). Executive Vice President (1997-
                                                   present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                   Institutional Mutual Funds. Director (1994-present), President
                                                   (1995-present), Executive Vice President (1994-1995), Vice
                                                   President (1991-1994), Phoenix Investment Counsel, Inc.
                                                   Director (1994-present), President (1996-present), Executive Vice
                                                   President (1994-1996), Vice President (1993-1994), National
                                                   Securities & Research Corporation. Director, Phoenix Equity
                                                   Planning Corporation (1995-present). Senior Vice President,
                                                   Securities Investments, Phoenix Home Life Mutual Insurance
                                                   Company (1993-1995).

Christian C. Bertelsen (55)     Vice               Managing Director, Value Equities, Phoenix Investment
                                President          Counsel, Inc. (1997-present). Senior Vice President and Chief
                                                   Investment Officer, Zurich Kemper (1996-1997). Vice
                                                   President and Portfolio Manager, Zurich Kemper Small Cap
                                                   Fund and Zurich Kemper Contrarian Fund (1996-1997).
                                                   Senior Vice President, Eagle Asset Management (1993-1996).
                                                   Vice President and Portfolio Manager, Heritage Value Fund
                                                   and Golden Select Variable Annuity Value Trust (1995-1996).

William E. Keen, III (35)       Vice               Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.         President          Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                      Corporation (1996-present). Vice President, Phoenix Funds,
Enfield, CT 06083-2200                             Phoenix Duff & Phelps Institutional Mutual Funds and
                                                   Phoenix-Aberdeen Series Fund (1996-present). Assistant Vice
                                                   President, USAffinity Investments LP (1994-1995). Treasurer
                                                   and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                   Administration, SEI Corporation (1991-1994).

William R. Moyer (54)           Vice               Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.         President          Investment Partners, Ltd. (1995-present). Director (1998-
P.O. Box 2200                                      present), Senior Vice President, Finance (1990-present), Chief
Enfield, CT 06083-2200                             Financial Officer (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation.
                                                   Director (1998-present), Senior Vice President (1990-present),
                                                   Chief Financial Officer (1996-present) and Treasurer (1994-
                                                   present), Phoenix Investment Counsel, Inc. Director (1998-
                                                   present), Senior Vice President, Finance (1993-present), Chief
                                                   Financial Officer (1996-present), and Treasurer (1994-
                                                   present), National Securities & Research Corporation. Senior
                                                   Vice President and Chief Financial Officer, Duff & Phelps
                                                   Investment Management Co. (1996-present). Vice President,
                                                   Phoenix Funds (1990-present), Phoenix-Duff & Phelps
                                                   Institutional Mutual Funds (1996-present) and Phoenix-

                             Positions Held                          Principal Occupations
Name, Address and Age       With the Trust                          During the Past 5 Years
-------------------------   ----------------   ----------------------------------------------------------------
                                               Aberdeen Series Fund (1996-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-
                                               1995) and Townsend Financial Advisers, Inc. (1993-1995).
                                               Vice President, the National Affiliated Investment Companies
                                               (until 1993). Vice President, Investment Products Finance,
                                               Phoenix Home Life Mutual Insurance Company (1990-1995).

Leonard J. Saltiel (44)     Vice               Managing Director, Operations and Service (1996-present),
                            President          Senior Vice President (1994-1996), Phoenix Equity Planning
                                               Corporation. Vice President, Phoenix Funds (1994-present),
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Investment Operations, Phoenix Home Life
                                               Mutual Insurance Company (1994-1995). Various positions
                                               with Home Life Insurance Company and Phoenix Home Life
                                               Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)       Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer
                                               (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                               Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1995-present) and Phoenix-Aberdeen
                                               Series Fund (1996-present). Second Vice President and
                                               Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                               Insurance Company (1994-1995). Various positions with Phoenix
                                               Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (51)       Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                              Mutual Insurance Co. (1993-present). Vice President, Transfer
Greenfield, MA 01301                           Agent Operations (1993-1996), Vice President, Mutual Fund
                                               Customer Service (1996-present), Phoenix Equity Planning
                                               Corporation. Secretary/Clerk, Phoenix Funds (1993-present).
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Home Life of New York Insurance Company
                                               (1984-1992).


-----------

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

     For services rendered to the Fund for the fiscal year ended August 31, 1998, the Trustees received aggregate remuneration of $23,203. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.

For the Funds' last fiscal year, the Trustees received the following compensation:




                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                  $1,982                None                  None              $59,750
E. Virgil Conway+              $2,651              for any               for any             $78,000
Harry Dalzell-Payne+           $2,363              Trustee               Trustee             $70,500
Francis E. Jeffries            $2,029                                                        $60,000
Leroy Keith, Jr.               $2,099                                                        $62,250
Philip R. McLoughlin+          $    0                                                        $     0
Everett L. Morris+             $2,293                                                        $69,000
James M. Oates+                $2,293                                                        $68,250
Calvin Pedersen                $    0                                                        $     0
Herbert Roth, Jr.+             $2,721                                                        $80,500
Richard E. Segerson            $2,386                                                        $70,750
Lowell P. Weicker, Jr.         $2,386                                                        $70,000



 *This compensation (and the earnings thereon) paid to Messrs. Jeffries and Roth, will be deferred pursuant to the Directors' Deferred Compensation Plan. At October 1, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $122,231.42, $131,172.55 and $145,070.99, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


 +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     At December 14, 1998, the trustees and officers as a group owned less than 1% of the outstanding shares of the Trust.


Principal Shareholders

     The following table sets forth information as of December 14, 1998 with respect to each person who owns of record or is known by the Funds to own of record or beneficially own 5% or more of any class of each Fund's equity securities.





     Name of Shareholder         Class      Number of Shares     Percent of Class
----------------------------   ---------   ------------------   -----------------
Small Cap Value Fund

Phoenix Home Life              Class A          471,505.506            24.10%
56 Prospect St.
Hartford, CT 06103-2818

MLPF&S For The Sole            Class B           86,526.696            10.81%
Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S For The Sole            Class C          103,026.214            26.93%
Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

     Name of Shareholder         Class     Number of Shares     Percent of Class
----------------------------   ---------   ------------------   -----------------
Phoenix Value Equity Fund

Phoenix Home Life              Class A         1,313,244.657           59.29%
56 Prospect St.
Hartford, CT 06103-2818

MLPF&S For The Sole            Class B            62,136.583            9.71%
Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S For the Sole            Class C            46,947.927           18.61%
Benefit of its Customers
ATTN: Fund Administration
4800 Deer Lake Dr. E 3rd Fl
Jacksonville, FL 32246-6484

John M. Crosby                 Class C            13,631.407            5.40%
Michelle L. Crosby JTROS
27409 Diane Marie Circle
Santa Clara, CA 91350-1733


                               OTHER INFORMATION

Capital Stock

     The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution plan fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.

     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Funds' assets (the "Custodian"). Equity Planning, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, CT 06083-2250, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

Report to Shareholders

     The fiscal year of the Funds ends on August 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year.

Financial Statements

     The Financial Statements for the Fund's fiscal year ended August 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

PHOENIX VALUE EQUITY FUND
- ------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 1998

                                                              SHARES                                VALUE
                                                           ------------                         ------------
COMMON STOCKS -- 87.4%
AEROSPACE/DEFENSE -- 3.7%
  Boeing Co. ......................                                         22,000   $                           680,625
  Sundstrand Corp. ................                                          7,000                               318,937
                                                                                                            ------------
                                                                                                                 999,562
                                                                                                            ------------
AIR FREIGHT -- 0.6%
  FDX Corp. (b)....................                                          3,000                               150,187
                                                                                                            ------------
AUTOMOBILES -- 0.4%
  Chrysler Corp. ..................                                          2,500                               111,562
                                                                                                            ------------
BANKS (MAJOR REGIONAL) -- 3.2%
  Fleet Financial Group, Inc. .....                                          5,400                               354,037
  PNC Bank Corp. ..................                                          4,600                               197,800
  Wells Fargo & Co. ...............                                          1,150                               324,156
                                                                                                            ------------
                                                                                                                 875,993
                                                                                                            ------------
BANKS (MONEY CENTER) -- 9.0%
  BankAmerica Corp. ...............                                          6,500                               416,406
  Bankers Trust Corp. .............                                          5,000                               371,562
  Chase Manhattan Corp. ...........                                         11,500                               609,500
  Citicorp.........................                                          5,000                               540,625
  Morgan (J.P.) & Co., Inc. .......                                          2,300                               213,900
  NationsBank Corp. ...............                                          5,000                               285,000
                                                                                                            ------------
                                                                                                               2,436,993
                                                                                                            ------------
BEVERAGES (ALCOHOLIC) -- 1.5%
  Anheuser-Busch Companies,
    Inc. ..........................                                          9,000                               415,125
                                                                                                            ------------
CHEMICALS -- 0.4%
  Praxair, Inc. ...................                                          3,000                               107,625
                                                                                                            ------------
COMMUNICATIONS EQUIPMENT -- 1.6%
  Motorola, Inc. ..................                                         10,000                               430,625
                                                                                                            ------------
COMPUTERS (HARDWARE) -- 1.2%
  Sun Microsystems, Inc. (b).......                                          8,000                               317,000
                                                                                                            ------------
ELECTRICAL EQUIPMENT -- 2.8%
  Honeywell, Inc. .................                                         12,000                               750,000
                                                                                                            ------------
ELECTRONICS (DEFENSE) -- 1.4%
  Raytheon Co. Class B.............                                          8,400                               383,250
                                                                                                            ------------
FINANCIAL (DIVERSIFIED) -- 10.8%
  American Express Co. ............                                          7,000                               546,000
  Fannie Mae.......................                                         15,000                               852,187
  Freddie Mac......................                                         19,000                               750,500
  SLM Holding Corp. ...............                                         22,000                               789,250
                                                                                                            ------------
                                                                                                               2,937,937
                                                                                                            ------------
FOOTWEAR -- 0.8%
  Nike, Inc. Class B...............                                          6,000                               208,125
                                                                                                            ------------

                                                              SHARES                                VALUE
                                                           ------------                         ------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES -- 0.4%
  Mirage Resorts, Inc. (b).........                                          7,000   $                           104,125
                                                                                                            ------------
HEALTH CARE (DIVERSIFIED) -- 1.6%
  Johnson & Johnson................                                          6,300                               434,700
                                                                                                            ------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) -- 3.5%
  Lilly (Eli) & Co. ...............                                          5,500                               360,250
  Pfizer, Inc. ....................                                          3,000                               279,000
  Pharmacia & Upjohn, Inc. ........                                          7,500                               311,719
                                                                                                            ------------
                                                                                                                 950,969
                                                                                                            ------------
HEALTH CARE (MANAGED CARE) -- 2.0%
  Foundation Health Systems, Inc.
    (b)............................                                         20,000                               223,750
  Humana, Inc. (b).................                                         25,000                               325,000
                                                                                                            ------------
                                                                                                                 548,750
                                                                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) -- 0.9%
  Baxter International, Inc. ......                                          4,500                               239,625
                                                                                                            ------------
HEALTH CARE (SPECIALIZED SERVICES) -- 0.9%
  ALZA Corp. (b)...................                                          7,000                               252,000
                                                                                                            ------------
HOUSEHOLD PRODUCTS (NON-DURABLES) -- 1.2%
  Procter & Gamble Co. ............                                          4,100                               313,650
                                                                                                            ------------
HOUSEWARES -- 0.5%
  Fortune Brands, Inc. ............                                          5,000                               137,813
                                                                                                            ------------
INSURANCE (MULTI-LINE) -- 6.2%
  American International Group,
    Inc. ..........................                                         10,500                               811,781
  CIGNA Corp. .....................                                          9,000                               523,688
  Travelers Group, Inc. ...........                                          8,000                               355,000
                                                                                                            ------------
                                                                                                               1,690,469
                                                                                                            ------------
INSURANCE (PROPERTY-CASUALTY) -- 6.0%
  Ace Ltd. ........................                                          1,000                                29,000
  Allstate Corp. ..................                                          4,000                               150,000
  Chicago Title Corp. .............                                         16,000                               563,000
  General Re Corp. ................                                          3,200                               664,000
  Travelers Property Casualty Corp.
    Class A........................                                          7,000                               230,563
                                                                                                            ------------
                                                                                                               1,636,563
                                                                                                            ------------
INVESTMENT BANKING/BROKERAGE -- 1.9%
  Bear Stearns Companies, Inc.
    (The)..........................                                          4,000                               147,750
  Merrill Lynch & Co., Inc. .......                                          5,600                               369,600
                                                                                                            ------------
                                                                                                                 517,350
                                                                                                            ------------
MACHINERY (DIVERSIFIED) -- 0.8%
  Caterpillar, Inc. ...............                                          5,100                               215,156
                                                                                                            ------------
MANUFACTURING (DIVERSIFIED) -- 2.7%
  AlliedSignal, Inc. ..............                                         11,100                               380,869
  Illinois Tool Works, Inc. .......                                          5,000                               242,188

                       See Notes to Financial Statements                       3

PHOENIX VALUE EQUITY FUND
- ------------------------------------------------------

                                                              SHARES                                VALUE
                                                           ------------                         ------------
MANUFACTURING (DIVERSIFIED)--CONTINUED
  United Technologies Corp. .......                                          1,500   $                           108,844
                                                                                                            ------------
                                                                                                                 731,901
                                                                                                            ------------
MANUFACTURING (SPECIALIZED) -- 1.6%
  Diebold, Inc. ...................                                         20,000                               437,500
                                                                                                            ------------
OFFICE EQUIPMENT & SUPPLIES -- 1.8%
  Pitney Bowes, Inc. ..............                                         10,000                               496,250
                                                                                                            ------------
PHOTOGRAPHY/IMAGING -- 1.5%
  Eastman Kodak Co. ...............                                          2,000                               156,250
  Xerox Corp. .....................                                          3,000                               263,438
                                                                                                            ------------
                                                                                                                 419,688
                                                                                                            ------------
RAILROADS -- 0.9%
  GATX Corp. ......................                                          3,200                               105,600
  Union Pacific Corp. .............                                          3,500                               139,344
                                                                                                            ------------
                                                                                                                 244,944
                                                                                                            ------------
RESTAURANTS -- 3.3%
  McDonald's Corp. ................                                         16,000                               897,000
                                                                                                            ------------
RETAIL (DEPARTMENT STORES) -- 0.3%
  May Department Stores Co. .......                                          1,500                                84,375
                                                                                                            ------------
RETAIL (FOOD CHAINS) -- 1.2%
  Albertson's, Inc. ...............                                          6,500                               328,656
                                                                                                            ------------
RETAIL (GENERAL MERCHANDISE) -- 2.3%
  Dayton Hudson Corp. .............                                         17,200                               619,200
                                                                                                            ------------
SERVICES (DATA PROCESSING) -- 1.2%
  First Data Corp. ................                                         16,000                               331,000
                                                                                                            ------------
TELECOMMUNICATIONS (LONG DISTANCE) -- 0.5%
  WorldCom, Inc. (b)...............                                          3,000                               122,813
                                                                                                            ------------
TELEPHONE -- 4.3%
  BellSouth Corp. .................                                          5,200                               356,525
  GTE Corp. .......................                                         10,000                               500,000
  SBC Communications, Inc. ........                                          8,500                               323,000
                                                                                                            ------------
                                                                                                               1,179,525
                                                                                                            ------------
TOBACCO -- 2.5%
  Philip Morris Companies, Inc. ...                                         16,000                               665,000
                                                                                                            ------------
TOTAL COMMON STOCKS
  (Identified cost $28,071,899)....................................................                           23,723,006
                                                                                                            ------------
                                                              SHARES                                VALUE
                                                           ------------                         ------------

FOREIGN COMMON STOCKS -- 7.5%
CHEMICALS (DIVERSIFIED) -- 1.0%
  Hoechst AG Sponsored ADR
    (Germany)......................                                          7,000   $                           276,938
                                                                                                            ------------
FOODS -- 4.7%
  Nestle SA Sponsored ADR
    (Switzerland)..................                                          5,500                               509,941
  Unilever NV NY Registered Shares
    (Netherlands)..................                                         12,000                               760,500
                                                                                                            ------------
                                                                                                               1,270,441
                                                                                                            ------------
HOUSEHOLD FURN. & APPLIANCES -- 0.7%
  Royal Philips Electronics NV NY
    Registered Shares
    (Netherlands)..................                                          3,000                               179,813
                                                                                                            ------------
MANUFACTURING (DIVERSIFIED) -- 0.6%
  Siemens AG Sponsored ADR
    (Germany)......................                                          2,500                               162,318
                                                                                                            ------------
TELEPHONE -- 0.5%
  Telecomunicacoes Brasileiras SA
    Sponsored ADR (Brazil).........                                          2,000                               143,625
                                                                                                            ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,336,327).....................................................                            2,033,135
                                                                                                            ------------
UNIT INVESTMENT TRUSTS -- 4.2%
  S&P 500 Depository Receipts......                                         12,000                             1,148,250
                                                                                                            ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $1,342,142).....................................................                            1,148,250
                                                                                                            ------------
TOTAL LONG-TERM INVESTMENTS -- 99.1%
  (Identified cost $31,750,368)....................................................                           26,904,391
                                                                                                            ------------

                                                                                   STANDARD
                                                                                   & POOR'S      PAR
                                                                                    RATING      VALUE
                                                                                 (UNAUDITED)    (000)
                                                                                 ------------  --------
SHORT-TERM OBLIGATIONS -- 0.4%
COMMERCIAL PAPER -- 0.4%
  Goldman Sachs
    5.83%, 9/1/98..............................................................  A-1+             $110           110,000
                                                                                                         ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $110,000)...........................................................................          110,000
                                                                                                         ---------------

TOTAL INVESTMENTS -- 99.5%
  (Identified cost $31,860,368)........................................................................       27,014,391(a)
  Cash and receivables, less liabilities -- 0.5%.......................................................          136,913
                                                                                                         ---------------
NET ASSETS--100.0%.....................................................................................  $    27,151,304
                                                                                                         ---------------
                                                                                                         ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $471,375 and gross depreciation of $5,334,625 for federal income tax purposes. At August 31, 1998, the aggregate cost of securities for federal income tax purposes was $31,877,641.
(b)  Non-income producing.

4                      See Notes to Financial Statements

Phoenix Value Equity Fund
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

ASSETS
Investment securities at value
  (Identified cost $31,860,368)                               $  27,014,391
Cash                                                                  4,476
Receivables
  Investment securities sold                                        230,894
  Dividends and interest                                             38,863
  Fund shares sold                                                   25,725
Prepaid expenses                                                     13,715
                                                              -------------
    Total assets                                                 27,328,064
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            50,595
  Distribution fee                                                   11,853
  Trustees' fee                                                       9,888
  Transfer agent fee                                                  6,200
  Financial agent fee                                                 5,843
  Investment advisory fee                                             5,407
Accrued expenses                                                     86,974
                                                              -------------
    Total liabilities                                               176,760
                                                              -------------
NET ASSETS                                                    $  27,151,304
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  32,507,139
Undistributed net investment income                                  69,817
Accumulated net realized loss                                      (579,675)
Net unrealized depreciation                                      (4,845,977)
                                                              -------------
NET ASSETS                                                    $  27,151,304
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $19,765,877)                2,210,098
Net asset value per share                                             $8.94
Offering price per share $8.94/(1-4.75%)                              $9.39
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,291,195)                   595,100
Net asset value and offering price per share                          $8.89
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,004,713)                   225,379
Net asset value and offering price per share                          $8.89
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $89,519)                       10,024
Net asset value per share                                             $8.93
Offering price per share $8.93/(1-3.50%)                              $9.25

                            STATEMENT OF OPERATIONS
                        FROM INCEPTION NOVEMBER 5, 1997
                               TO AUGUST 31, 1998

INVESTMENT INCOME
Dividends                                                     $    242,395
Interest                                                            18,496
Foreign taxes withheld                                              (2,634)
                                                              ------------
    Total investment income                                        258,257
                                                              ------------

EXPENSES
Investment advisory fee                                            124,124
Distribution fee--Class A                                           29,194
Distribution fee--Class B                                           34,420
Distribution fee--Class C                                           13,320
Distribution fee--Class M                                              491
Financial agent fee                                                 61,919
Registration                                                       103,373
Transfer agent                                                      63,114
Custodian                                                           19,068
Printing                                                            18,828
Professional                                                        18,603
Trustees                                                            17,645
Miscellaneous                                                       21,039
                                                              ------------
    Total expenses                                                 525,138
    Less expenses borne by investment adviser                     (282,208)
                                                              ------------
    Net expenses                                                   242,930
                                                              ------------
NET INVESTMENT INCOME                                               15,327
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (579,675)
Net change in unrealized appreciation (depreciation) on
  investments                                                   (4,845,977)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (5,425,652)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (5,410,325)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements                       5

PHOENIX VALUE EQUITY FUND
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FROM INCEPTION
                                                                                      NOVEMBER 5, 1997 TO
                                                                                        AUGUST 31, 1998
                                                                                      --------------------
FROM OPERATIONS
  Net investment income                                                                  $       15,327
  Net realized loss                                                                            (579,675)
  Net change in unrealized appreciation (depreciation)                                       (4,845,977)
                                                                                      --------------------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           (5,410,325)
                                                                                      --------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                                (11,186)
  Net investment income--Class B                                                                 (2,802)
  Net investment income--Class C                                                                 (1,239)
  Net investment income--Class M                                                                   (100)
  In excess of net investment income--Class A                                                    (6,975)
  In excess of net investment income--Class B                                                    (1,747)
  In excess of net investment income--Class C                                                      (773)
  In excess of net investment income--Class M                                                       (61)
                                                                                      --------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (24,883)
                                                                                      --------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,356,722 shares)                                           25,504,049
  Net asset value of shares issued from reinvestment of distributions (1,823 shares)             18,045
  Cost of shares repurchased (148,447 shares)                                                (1,615,279)
                                                                                      --------------------
  Total                                                                                      23,906,815
                                                                                      --------------------
CLASS B
  Proceeds from sales of shares (621,551 shares)                                              6,514,113
  Net asset value of shares issued from reinvestment of distributions (370 shares)                3,662
  Cost of shares repurchased (26,821 shares)                                                   (296,436)
                                                                                      --------------------
  Total                                                                                       6,221,339
                                                                                      --------------------
CLASS C
  Proceeds from sales of shares (260,718 shares)                                              2,734,842
  Net asset value of shares issued from reinvestment of distributions (108 shares)                1,073
  Cost of shares repurchased (35,447 shares)                                                   (375,236)
                                                                                      --------------------
  Total                                                                                       2,360,679
                                                                                      --------------------
CLASS M
  Proceeds from sales of shares (12,175 shares)                                                 122,245
  Net asset value of shares issued from reinvestment of distributions (16 shares)                   161
  Cost of shares repurchased (2,167 shares)                                                     (24,727)
                                                                                      --------------------
  Total                                                                                          97,679
                                                                                      --------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                             32,586,512
                                                                                      --------------------
  NET INCREASE IN NET ASSETS                                                                 27,151,304
NET ASSETS
  Beginning of period                                                                                 0
                                                                                      --------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $69,817)               $   27,151,304
                                                                                      --------------------
                                                                                      --------------------

6                      See Notes to Financial Statements

Phoenix Value Equity Fund
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             CLASS A              CLASS B              CLASS C              CLASS M
                                          --------------       --------------       --------------       --------------
                                          FROM INCEPTION       FROM INCEPTION       FROM INCEPTION       FROM INCEPTION
                                            11/5/97 TO           11/5/97 TO           11/5/97 TO           11/5/97 TO
                                             8/31/98              8/31/98              8/31/98              8/31/98
                                          --------------       --------------       --------------       --------------
Net asset value, beginning of period          $10.00               $10.00               $10.00               $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                  0.03(4)(5)          (0.04)(4)(5)         (0.04)(4)(5)          0.01(4)(5)
  Net realized and unrealized gain
    (loss)                                     (1.07)               (1.05)               (1.05)               (1.07)
                                              ------               ------               ------               ------
    TOTAL FROM INVESTMENT OPERATIONS           (1.04)               (1.09)               (1.09)               (1.06)
                                              ------               ------               ------               ------
LESS DISTRIBUTIONS
  Dividends from net investment income         (0.01)               (0.01)               (0.01)               (0.01)
  In excess of net investment income           (0.01)               (0.01)               (0.01)              --
                                              ------               ------               ------               ------
    TOTAL DISTRIBUTIONS                        (0.02)               (0.02)               (0.02)               (0.01)
                                              ------               ------               ------               ------
Change in net asset value                      (1.06)               (1.11)               (1.11)               (1.07)
                                              ------               ------               ------               ------
NET ASSET VALUE, END OF PERIOD                $ 8.94               $ 8.89               $ 8.89               $ 8.93
                                              ------               ------               ------               ------
                                              ------               ------               ------               ------
Total return(1)                               (10.28)%(3)          (10.92)%(3)          (10.86)%(3)          (10.47)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $19,766               $5,291               $2,005                  $90

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.25%(2)             2.00%(2)             2.00%(2)             1.50%(2)
  Net investment income (loss)                  0.31%(2)            (0.45)%(2)           (0.45)%(2)            0.15%(2)
Portfolio turnover                                59%(3)               59%(3)               59%(3)               59%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by investment adviser of $0.15, $0.15, $0.15 and $0.15, respectively.

                       See Notes to Financial Statements                       7

Phoenix Small Cap Value Fund
-------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 1998

                                                              SHARES                                VALUE
                                                             --------                           ------------
COMMON STOCKS -- 95.0%
AEROSPACE/DEFENSE -- 0.3%
  Gulfstream Aerospace Corp. (b)...                                          2,000   $                            70,250
                                                                                                            ------------
AIRLINES -- 0.8%
  America West Holdings Corp.
    (b)............................                                         10,000                               194,375
                                                                                                            ------------
BANKS (MAJOR REGIONAL) -- 5.6%
  Bank Plus Corp. .................                                         27,000                               205,875
  Charter One Financial, Inc. .....                                         20,000                               460,000
  FirstMerit Corp. ................                                          4,400                                97,350
  St. Paul Bancorp., Inc. .........                                          9,000                               155,250
  Washington Federal, Inc. ........                                         17,000                               384,625
                                                                                                            ------------
                                                                                                               1,303,100
                                                                                                            ------------
BIOTECHNOLOGY -- 1.0%
  ICOS Corp. (b)...................                                         15,000                               223,125
                                                                                                            ------------
BROADCASTING (TELEVISION, RADIO & CABLE) -- 3.0%
  Jones Intercable, Inc. (b).......                                         15,000                               345,000
  Westwood One, Inc. (b)...........                                         18,000                               347,625
                                                                                                            ------------
                                                                                                                 692,625
                                                                                                            ------------
BUILDING MATERIALS -- 6.8%
  Lennar Corp. ....................                                         29,100                               527,437
  Toll Brothers, Inc. (b)..........                                         25,500                               651,844
  Webb (Del E.) Corp. .............                                         20,000                               393,750
                                                                                                            ------------
                                                                                                               1,573,031
                                                                                                            ------------
CHEMICALS (SPECIALTY) -- 1.8%
  Fuller (H.B.) Co. ...............                                          9,000                               427,500
                                                                                                            ------------
COMPUTERS (PERIPHERALS) -- 0.4%
  At Home Corp. (b)................                                          3,300                                94,050
                                                                                                            ------------
COMPUTERS (SOFTWARE & SERVICES) -- 7.0%
  Black Box Corp. (b)..............                                          5,600                               128,100
  Concurrent Computer Corp. (b)....                                         78,000                               156,000
  Fremont General Corp. ...........                                         19,000                               812,250
  PeopleSoft, Inc. (b).............                                         12,300                               345,937
  Walker Interactive Systems (b)...                                         30,000                               180,000
                                                                                                            ------------
                                                                                                               1,622,287
                                                                                                            ------------
CONSUMER FINANCE -- 1.8%
  New Century Financial Corp.
    (b)............................                                         46,000                               425,500
                                                                                                            ------------
CONTAINERS & PACKAGING (PAPER) -- 0.4%
  Shorewood Packaging Corp. (b)....                                          7,500                                97,500
                                                                                                            ------------
ELECTRONICS (COMPONENT DISTRIBUTORS) -- 2.5%
  AFC Cable Systems, Inc. (b)......                                          7,000                               162,094
  CHS Electronics, Inc. (b)........                                         34,000                               429,250
                                                                                                            ------------
                                                                                                                 591,344
                                                                                                            ------------

                                                              SHARES                                VALUE
                                                             --------                           ------------
ELECTRONICS (INSTRUMENTATION) -- 1.8%
  Dallas Semiconductor Corp. ......                                         15,000   $                           405,937
                                                                                                            ------------
ENTERTAINMENT -- 0.8%
  AMC Entertainment Inc. (b).......                                         14,500                               184,875
                                                                                                            ------------
EQUIPMENT (SEMICONDUCTORS) -- 1.1%
  Broadcom Corp. (b)...............                                          5,000                               256,250
                                                                                                            ------------
FINANCIAL (DIVERSIFIED) -- 1.4%
  Finet Holdings Corp. (b).........                                         12,000                                11,250
  Jefferies Group, Inc. ...........                                          5,000                               142,812
  Southern Pacific Funding Corp.
    (b)............................                                         22,000                               178,750
                                                                                                            ------------
                                                                                                                 332,812
                                                                                                            ------------
HEALTH CARE (LONG TERM CARE) -- 0.5%
  Sun Healthcare Group, Inc. (b)...                                         12,000                               105,000
                                                                                                            ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) -- 2.2%
  Alaris Medical, Inc. (b).........                                         95,000                               326,562
  Cell Genesys, Inc. (b)...........                                         46,000                               192,625
                                                                                                            ------------
                                                                                                                 519,187
                                                                                                            ------------
HOMEBUILDING -- 1.9%
  D. R. Horton, Inc. ..............                                          9,000                               144,000
  NVR, Inc. .......................                                          9,000                               293,062
                                                                                                            ------------
                                                                                                                 437,062
                                                                                                            ------------
HOUSEHOLD FURN. & APPLIANCES -- 0.4%
  Furniture Brands International,
    Inc. (b).......................                                          4,500                               100,687
                                                                                                            ------------
INSURANCE (MULTI-LINE) -- 6.3%
  Ambac Financial Group, Inc. .....                                         10,000                               471,875
  Everest Reinsurance Holdings,
    Inc. ..........................                                          1,000                                35,000
  Horace Mann Educators Corp. .....                                         28,000                               780,500
  NAC Re Corp. ....................                                          1,000                                47,188
  RenaissanceRe Holdings Ltd. .....                                          3,000                               125,625
                                                                                                            ------------
                                                                                                               1,460,188
                                                                                                            ------------
INSURANCE (PROPERTY-CASUALTY) -- 8.8%
  Chartwell Re Corp. ..............                                         13,200                               347,325
  Commerce Group, Inc. ............                                         22,000                               577,500
  Executive Risk, Inc. ............                                          2,000                                72,000
  LandAmerica Financial Group,
    Inc. ..........................                                         16,000                               795,000
  Selective Insurance Group, Inc
    (b)............................                                         15,000                               266,719
                                                                                                            ------------
                                                                                                               2,058,544
                                                                                                            ------------
IRON & STEEL -- 1.4%
  Quanex Corp. ....................                                         15,000                               326,250
                                                                                                            ------------

10                     See Notes to Financial Statements

PHOENIX SMALL CAP VALUE FUND
- ------------------------------------------------------

                                                              SHARES                                VALUE
                                                             --------                           ------------
MACHINERY (DIVERSIFIED) -- 2.8%
  Blount International, Inc. Class
    A..............................                                         20,500   $                           486,875
  Stewart & Stevenson Services,
    Inc. ..........................                                         13,000                               169,813
                                                                                                            ------------
                                                                                                                 656,688
                                                                                                            ------------
MANUFACTURING (DIVERSIFIED) -- 2.8%
  Furon Co. .......................                                         32,500                               534,219
  Trinity Industries, Inc. ........                                          4,000                               121,000
                                                                                                            ------------
                                                                                                                 655,219
                                                                                                            ------------
MANUFACTURING (SPECIALIZED) -- 1.0%
  Fleetwood Enterprises, Inc. .....                                          7,000                               234,063
                                                                                                            ------------
METALS MINING -- 1.5%
  AK Steel Holding Corp. ..........                                          9,000                               124,875
  Titanium Metals Corp. (b)........                                         20,000                               230,000
                                                                                                            ------------
                                                                                                                 354,875
                                                                                                            ------------
RAILROADS -- 2.2%
  Railtex, Inc. (b)................                                         36,900                               516,600
                                                                                                            ------------
REITS -- 0.7%
  Hospitality Properties Trust.....                                          6,000                               165,000
                                                                                                            ------------
RETAIL (BUILDING SUPPLIES) -- 4.1%
  Homebase, Inc. (b)...............                                         46,000                               281,750
  Sherwin-Williams Co. ............                                         28,000                               668,500
                                                                                                            ------------
                                                                                                                 950,250
                                                                                                            ------------
RETAIL (GENERAL MERCHANDISE) -- 1.0%
  Heilig-Meyers Co. ...............                                         21,000                               238,875
                                                                                                            ------------
RETAIL (SPECIALTY) -- 4.6%
  Claire's Stores, Inc. ...........                                         46,000                               690,000
  Talbots, Inc. (The) (b)..........                                         18,000                               379,125
                                                                                                            ------------
                                                                                                               1,069,125
                                                                                                            ------------
SAVINGS & LOAN COMPANIES -- 0.9%
  Bank United Corp. ...............                                          6,000                               199,500
                                                                                                            ------------
SERVICES (ADVERTISING/MARKETING) -- 0.8%
  Catalina Marketing Corp. (b).....                                          4,000                               168,250
  Purchase Point Media Corp. (b)...                                          5,000                                20,000
                                                                                                            ------------
                                                                                                                 188,250
                                                                                                            ------------
                                                              SHARES                                VALUE
                                                             --------                           ------------
SERVICES (COMMERCIAL/CONSUMER) -- 1.4%
  Wackenhut Corp. Class A..........                                         17,500   $                           332,500
                                                                                                            ------------
SPECIALTY PRINTING -- 4.3%
  Valassis Communications, Inc.
    (b)............................                                         20,000                               596,250
  World Color Press, Inc. (b)......                                         14,500                               407,813
                                                                                                            ------------
                                                                                                               1,004,063
                                                                                                            ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS) -- 6.1%
  Applied Cellular Technology, Inc.
    (b)............................                                         28,500                                51,656
  Crown Castle International
    Corp. .........................                                         10,000                                81,250
  Iridium World Communications Ltd.
    (b)............................                                          8,000                               264,000
  L-3 Communications Holdings, Inc.
    (b)............................                                         15,500                               513,438
  Scientific Atlanta, Inc. ........                                         29,100                               514,706
                                                                                                            ------------
                                                                                                               1,425,050
                                                                                                            ------------
TEXTILES (APPAREL) -- 2.8%
  Supreme International Corp.
    (b)............................                                         33,000                               387,750
  Tandy Brand Accessories, Inc.
    (b)............................                                         19,700                               262,872
                                                                                                            ------------
                                                                                                                 650,622
                                                                                                            ------------
TOTAL COMMON STOCKS
  (Identified cost $28,591,278)....................................................                           22,142,159
                                                                                                            ------------
FOREIGN COMMON STOCKS -- 1.0%
FINANCIAL (DIVERSIFIED) -- 1.0%
  London Pacific Group Ltd.
    Sponsored ADR..................                                         20,000                               227,500
                                                                                                            ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $298,610).......................................................                              227,500
                                                                                                            ------------
UNIT INVESTMENT TRUSTS -- 4.1%
  S&P 500 Depositary Receipts......                                         10,000                               956,875
                                                                                                            ------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $1,177,334).....................................................                              956,875
                                                                                                            ------------

TOTAL INVESTMENTS --100.1%
  (Identified cost $30,067,222)....................................................                           23,326,534(a)
  Cash and receivables, less liabilities--(0.1%)...................................                              (28,775)
                                                                                                            ------------
NET ASSETS--100.0%.................................................................  $                        23,297,759
                                                                                                            ------------
                                                                                                            ------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $453,284 and gross depreciation of $7,252,120 for federal income tax purposes. At August 31, 1998, the aggregate cost of securities for federal income tax purposes was $30,125,370.
(b)  Non-income producing.

                       See Notes to Financial Statements                      11

Phoenix Small Cap Value Fund
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

ASSETS
Investment securities at value
  (Identified cost $30,067,222)                               $  23,326,534
Cash                                                                290,607
Receivables
  Fund shares sold                                                   69,304
  Receivable from adviser                                             6,748
  Dividends and interest                                             18,353
Prepaid expenses                                                     17,365
                                                              -------------
    Total assets                                                 23,728,911
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   149,475
  Fund shares repurchased                                           157,954
  Distribution fee                                                   12,491
  Transfer agent fee                                                  6,044
  Financial agent fee                                                 5,075
  Trustees' fee                                                       4,500
Accrued expenses                                                     95,613
                                                              -------------
    Total liabilities                                               431,152
                                                              -------------
NET ASSETS                                                    $  23,297,759
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  30,051,480
Accumulated net realized loss                                       (13,033)
Net unrealized depreciation                                      (6,740,688)
                                                              -------------
NET ASSETS                                                    $  23,297,759
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $14,518,616)                1,790,631
Net asset value per share                                             $8.11
Offering price per share $8.11/(1-4.75%)                              $8.51
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,921,541)                   733,996
Net asset value and offering price per share                          $8.07
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,769,772)                   343,328
Net asset value and offering price per share                          $8.07
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $87,830)                       10,849
Net asset value per share                                             $8.10
Offering price per share $8.10/(1-3.50%)                              $8.39

                            STATEMENT OF OPERATIONS
                        FROM INCEPTION NOVEMBER 20, 1997
                               TO AUGUST 31, 1998

INVESTMENT INCOME
Dividends                                                     $    164,726
Interest                                                            33,948
                                                              ------------
    Total investment income                                        198,674
                                                              ------------

EXPENSES
Investment advisory fee                                            145,860
Distribution fee--Class A                                           27,599
Distribution fee--Class B                                           34,110
Distribution fee--Class C                                           16,544
Distribution fee--Class M                                              513
Financial agent fee                                                 57,509
Registration                                                        98,739
Transfer agent                                                      64,660
Custodian                                                           19,266
Printing                                                            17,794
Professional                                                        17,581
Trustees                                                            15,963
Miscellaneous                                                       28,473
                                                              ------------
    Total expenses                                                 544,611
    Less expenses borne by investment adviser                     (279,449)
                                                              ------------
    Net expenses                                                   265,162
                                                              ------------
NET INVESTMENT LOSS                                                (66,488)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                     12,932
Net change in unrealized appreciation (depreciation) on
  investments                                                   (6,740,688)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (6,727,756)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (6,794,244)
                                                              ------------
                                                              ------------

12                     See Notes to Financial Statements

PHOENIX SMALL CAP VALUE FUND
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FROM INCEPTION
                                                                                      NOVEMBER 20, 1997 TO
                                                                                         AUGUST 31, 1998
                                                                                      ---------------------
FROM OPERATIONS
  Net investment loss                                                                     $     (66,488)
  Net realized gain                                                                              12,932
  Net change in unrealized appreciation (depreciation)                                       (6,740,688)
                                                                                      ---------------------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           (6,794,244)
                                                                                      ---------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of net investment income--Class A                                                   (27,475)
  In excess of net investment income--Class B                                                    (2,932)
  In excess of net investment income--Class C                                                    (1,800)
  In excess of net investment income--Class M                                                      (251)
                                                                                      ---------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                     (32,458)
                                                                                      ---------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,003,648 shares)                                           20,830,478
  Net asset value of shares issued from reinvestment of distributions (2,693 shares)             26,901
  Cost of shares repurchased (215,710 shares)                                                (2,249,618)
                                                                                      ---------------------
  Total                                                                                      18,607,761
                                                                                      ---------------------
CLASS B
  Proceeds from sales of shares (779,154 shares)                                              8,252,028
  Net asset value of shares issued from reinvestment of distributions (224 shares)                2,235
  Cost of shares repurchased (45,382 shares)                                                   (463,815)
                                                                                      ---------------------
  Total                                                                                       7,790,448
                                                                                      ---------------------
CLASS C
  Proceeds from sales of shares (381,563 shares)                                              4,020,977
  Net asset value of shares issued from reinvestment of distributions (102 shares)                1,015
  Cost of shares repurchased (38,337 shares)                                                   (402,328)
                                                                                      ---------------------
  Total                                                                                       3,619,664
                                                                                      ---------------------
CLASS M
  Proceeds from sales of shares (14,556 shares)                                                 146,910
  Net asset value of shares issued from reinvestment of distributions (25 shares)                   250
  Cost of shares repurchased (3,732 shares)                                                     (40,572)
                                                                                      ---------------------
  Total                                                                                         106,588
                                                                                      ---------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                             30,124,461
                                                                                      ---------------------
  NET INCREASE IN NET ASSETS                                                                 23,297,759
NET ASSETS
  Beginning of period                                                                                 0
                                                                                      ---------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0)                     $  23,297,759
                                                                                      ---------------------
                                                                                      ---------------------

                       See Notes to Financial Statements                      13

Phoenix Small Cap Value Fund
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             CLASS A              CLASS B              CLASS C              CLASS M
                                          --------------       --------------       --------------       --------------
                                          FROM INCEPTION       FROM INCEPTION       FROM INCEPTION       FROM INCEPTION
                                           11/20/97 TO          11/20/97 TO          11/20/97 TO          11/20/97 TO
                                             8/31/98              8/31/98              8/31/98              8/31/98
                                          --------------       --------------       --------------       --------------
Net asset value, beginning of period          $10.00               $10.00               $10.00               $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 (0.01)(4)(5)         (0.08)(4)(5)         (0.08)(4)(5)         (0.03)(4)(5)
  Net realized and unrealized gain
    (loss)                                     (1.85)               (1.82)               (1.82)               (1.84)
                                              ------               ------               ------               ------
    TOTAL FROM INVESTMENT OPERATIONS           (1.86)               (1.90)               (1.90)               (1.87)
                                              ------               ------               ------               ------
LESS DISTRIBUTIONS
  Dividends from net investment income        --                   --                   --                   --
  In excess of net investment income           (0.03)               (0.03)               (0.03)               (0.03)
                                              ------               ------               ------               ------
    TOTAL DISTRIBUTIONS                        (0.03)               (0.03)               (0.03)               (0.03)
                                              ------               ------               ------               ------
Change in net asset value                      (1.89)               (1.93)               (1.93)               (1.90)
                                              ------               ------               ------               ------
NET ASSET VALUE, END OF PERIOD                $ 8.11               $ 8.07               $ 8.07               $ 8.10
                                              ------               ------               ------               ------
                                              ------               ------               ------               ------
Total return(1)                               (18.64)%(3)          (19.07)%(3)          (19.09)%(3)          (18.80)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $14,519               $5,922               $2,770                  $88

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.40%(2)             2.15%(2)             2.15%(2)             1.65%(2)
  Net investment income (loss)                 (0.14)%(2)           (1.01)%(2)           (0.98)%(2)           (0.30)%(2)
Portfolio turnover                               105%(3)              105%(3)              105%(3)              105%(3)

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Includes reimbursement of operating expenses by invetsment adviser of $0.14, $0.14, $0.14 and $0.14, respectively.

14                     See Notes to Financial Statements

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Investment Trust 97 (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series, each a "Fund". Each Fund has distinct investment objectives.

  Phoenix Value Equity Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income by investing in a diversified portfolio of common stocks.

  Phoenix Small Cap Value Fund seeks long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed to new investors. Class A shares are sold with the front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class M shares are sold with a front-end sales charge of up to 3.50%. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty,

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (CONTINUED)

the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND
  RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                      1ST $1        $1-2          $2+
FUND                                  BILLION      BILLION      BILLION
- ----------------------------------  -----------  -----------  -----------
Value Equity Fund.................        0.75%        0.70%        0.65%
Small Cap Value Fund..............        0.90%        0.85%        0.80%

  The Adviser has voluntarily agreed to assume total operating expenses of each Fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until August 31, 1998, to the extent that such expenses exceed the following percentages of the average annual net asset values for each Fund:

                          CLASS A       CLASS B       CLASS C       CLASS M
                           SHARES        SHARES        SHARES        SHARES
                        ------------  ------------  ------------  ------------
Value Equity Fund.....        1.25%         2.00%         2.00%         1.50%
Small Cap Value
  Fund................        1.40%         2.15%         2.15%         1.65%

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $29,279 for Class A shares and $354 for Class M shares, and deferred sales charges of $5,771 for Class B shares and $3,876 for Class C shares for the period ended August 31, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the period ended August 31, 1998, $100,907 was earned by the Distributor, $50,717 was paid to unaffiliated participants, and $4,567 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of each Fund, PEPCO received a fee for bookkeeping, administration and pricing services through May 31, 1998, at an annual rate of 0.005% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended August 31, 1998, transfer agent fees were $127,774 of which PEPCO retained $141 which is net of the fees paid to State Street.

  At August 31, 1998, PHL and its affiliates held shares of the Trust which aggregated the following:

                                                      AGGREGATE
                                                      NET ASSET
                                         SHARES         VALUE
                                      ------------   ------------
Value Equity Fund-Class A...........     1,313,245   $ 11,740,410
Value Equity Fund-Class B...........        10,020         89,078
Value Equity Fund-Class C...........        10,016         89,042
Value Equity Fund-Class M...........        10,014         89,425
Small Cap Value Fund-Class A........       471,506      3,823,914
Small Cap Value Fund-Class B........        10,029         80,934
Small Cap Value Fund-Class C........        10,026         80,910
Small Cap Value Fund-Class M........        10,025         81,203

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the period ended August 31, 1998 (excluding U.S. Government and agency securities, and short-term securities) aggregated the following:

                                        PURCHASES        SALES
                                       ------------   ------------
Value Equity Fund....................  $ 44,430,205   $ 12,102,273
Small Cap Value Fund.................    51,096,620     21,042,107

  There were no purchases or sales of long-term U.S. Government and agency securities during the period ended August 31, 1998.

4. MARKET RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occuring on the first day of the following fiscal year. For the year ended August 31, 1998, the Value Equity Fund deferred capital losses of $562,402.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1998, the Funds recorded the following reclassifications to increase (decrease) the accounts listed beow:

                  UNDISTRIBUTED                CAPITAL PAID
                       NET       ACCUMULATED   IN ON SHARES
                   INVESTMENT    NET REALIZED  OF BENEFICIAL
                     INCOME      GAIN (LOSS)     INTEREST
                  -------------  ------------  -------------
Value Equity
 Fund...........        79,373        --           (79,373)
Small Cap Value
 Fund...........        98,946       (25,965)      (72,981)

  This report is not authorized for distribution to prospective investors in the Phoenix Investment Trust 97 unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
- ------------------------------------------------------

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Investment Trust 97

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Value Equity Fund and Phoenix Small Cap Value Fund (constituting The Phoenix Investment Trust 97, hereinafter referred to as the "Trust") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 14, 1998

                          PHOENIX INVESTMENT TRUST 97


                           PART C--OTHER INFORMATION


Item 23. Exhibits



  a.1       Declaration of Trust of the Registrant previously filed as Exhibit 1.1 via EDGAR with Pre-Effective
            Amendment No. 1 on November 3, 1997 and incorporated by reference.

  a.2*      Amendment to Declaration of Trust changing names of series to "Phoenix-Hollister Small Cap Value Fund"
            and "Phoenix-Hollister Value Equity Fund" filed via EDGAR herewith.

  b.        None.

  c.1       Reference is hereby made to Article IV of Registrant's Declaration of Trust.

  d.1       Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. filed as Exhibit
            5.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  e.1       Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning")
            dated November 19, 1997 filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 1 on May
            15, 1998 and incorporated by reference.

  e.2       Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed as Exhibit 6.2 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  e.3       Form of Supplement to Phoenix Family of Funds Sales Agreement filed as Exhibit 6.3 via EDGAR with
            Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  e.4       Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via
            EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  f.        None.

  g.1       Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1,
            1997 filed as Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  h.1       Transfer Agency and Service Agreement between Registrant and Equity Planning filed as Exhibit 9.1 via
            EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

  h.2       Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June
            1, 1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  h.3       Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
            Corporation dated November 19, 1997 filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No.
            1 on May 15, 1998 and incorporated by reference.

  h.4       First Amendment to the Amended and Restated Financial Agreement between Registrant and Phoenix
            Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post-
            Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  h.5       Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and
            Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR with Post-Effective
            Amendment No. 2 on October 30, 1998 and incorporated herein by reference.

  i.        Opinion of Counsel as to legality of the shares filed as Exhibit 10 via EDGAR with Pre-Effective
            Amendment No. 1 on November 3, 1997 and incorporated by reference.

  j.*       Consent of Independent Accountant.

  k.        Not applicable.

  l.        Initial Capital Agreement filed as Exhibit 13 via EDGAR with Pre-Effective Amendment No. 1 on
            November 3, 1997 and incorporated by reference.

  m.1       Distribution Plan for Class A Shares filed as Exhibit 15.1 via EDGAR with Pre-Effective Amendment
            No. 1 on November 3, 1997 and incorporated by reference.

  m.2       Distribution Plan for Class B Shares filed as Exhibit 15.2 via EDGAR with Pre-Effective Amendment No.
            1 on November 3, 1997 and incorporated by reference.

  m.3       Distribution Plan for Class C Shares filed as Exhibit 15.3 via EDGAR with Pre-Effective Amendment No.
            1 on November 3, 1997 and incorporated by reference.

  n.*       Financial Data Schedules, reflected on EDGAR as exhibit 27.

  o.1       Amended and Restated Plan pursuant to Rule 18f-3 effective November 5, 1997 filed as Exhibit 18 via
            EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

  o.2       First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 effective August 26, 1998 filed via EDGAR with Post-Effective Amendment No. 2 on October 30, 1998 and incorporated herein by reference.

  p.1*      Powers of Attorney for Messrs. Chesek, Conway, Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen,
            Roth, Segerson and Weicker and Ms. Curtiss filed via EDGAR herewith.


---------
*Filed herewith.


Item 24. Persons Controlled by or Under Common Control With Registrant

     No person is controlled by, or under common control, with the Registrant.

Item 25. Indemnification

     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreement between the Registrant and its Adviser provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "The Investment Adviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27. Principal Distributor

 (a) Equity Planning also serves as the principal underwriter for the following other registrants:

     Phoenix-Aberdeen Series Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAI.


 (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


Name and Principal         Positions and Offices     Positions and Offices
Business Address           with Distributor          with Registrant
------------------------   -----------------------   -------------------------
Michael E. Haylon          Director                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Name and Principal           Positions and Offices             Positions and Offices
Business Address             with Distributor                  with Registrant
--------------------------   -------------------------------   -------------------------
Philip R. McLoughlin         Director, Chairman and            Trustee and President
56 Prospect Street           President
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director, Senior Vice             Vice President
100 Bright Meadow Blvd.      President, Chief Financial
P.O. Box 2200                Officer and Treasurer
Enfield, CT 06083-2200

John F. Sharry               Executive Vice President,         Executive Vice President
56 Prospect Street           Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President,                   Clerk and
101 Munson Street            Mutual Fund                       Secretary
P.O. Box 810                 Customer Service and Clerk
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President,                   Assistant Clerk and
56 Prospect Street           Counsel and Secretary             Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III         Assistant Vice President,         Vice President
100 Bright Meadow Blvd.      Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, Massachusetts 01302, or its investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, or the custodian, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.


Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of December, 1998.



                                         PHOENIX INVESTMENT TRUST 97

ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                   President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity indicated, on this 30th day of December, 1998.




Signature                                     Title
-------------------------------------------   ---------------------------------
                                              Trustee
----------------------------
 Robert Chesek**

                                              Trustee
----------------------------
 E. Virgil Conway*

/s/ Nancy G. Curtiss                          Treasurer (Principal Financial
----------------------------                  and Accounting Officer)
 Nancy G. Curtiss

                                              Trustee
----------------------------
 Harry Dalzell-Payne*

                                              Trustee
----------------------------
 Francis E. Jeffries**

                                              Trustee
----------------------------
 Leroy Keith, Jr.**

/s/ Philip R. McLoughlin                      President and Trustee (Principal
----------------------------                  Executive Officer)
 Philip R. McLoughlin*

                                              Trustee
----------------------------
 Everett L. Morris*

                                              Trustee
----------------------------
 James M. Oates*

                                              Trustee
----------------------------
 Calvin J. Pedersen**

                                              Trustee
----------------------------
 Herbert Roth, Jr.*

                                              Trustee
----------------------------
 Richard E. Segerson*

                                              Trustee
----------------------------
 Lowell P. Weicker, Jr.**

By /s/ Philip R. McLoughlin
----------------------------
  *Philip R. McLoughlin pursuant to powers
  filed herewith.


                                      S-1